EX-3.1 2 v238072_ex3-1.htm EXHIBIT 3.1

Exhibit 3.1

FILED 09:00 AM 04/22/1993
931125417 – 2330686

CERTIFICATE OF INCORPORATION
A STOCK CORPORATION

FIRST: The name of this Corporation is STERLING PARTNERS INC.

SECOND: Its Registered Office in the State of Delaware is to be located at 130 BOXWOOD ROAD, in the City of MIDDLETOWN County of New NEW CASTLE, Zip Code 19709-1227.

Registered Agent There Of Is- STERLING PARTNERS INC.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

FOURTH: The amount of total authorized capital stock of this corporation is TWENTY- FIVE THOUSAND Dollars ($ 25,000.00) divided into 25,000,000 shares, of PAR VALUE Dollars ($ 0.001) each

FIFTH: The name and mailing address of the incorporator are as follows:

Name: JOHN W. FARR, JR.

Mailing Address: 130 BOXWOOD ROAD

City / State MIDDLETOWN, DE Zip Code: 19709-1227

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly

hereunto set my hand this TWENTY-SECOND day of APRIL, A.D. 1993

JOHN W. FARR, JR., PRESIDENT
INCORPORATOR

40999.1 - FIL

CERTIFICATE OF DISSOLUTION

BEFORE THE ISSUANCE OF SHARES

WE, THE UNDERSIGNED, being all of the directors of Sterling Partners Inc., a corporation formed under the provisions of the General Corporation Law of the State of Delaware, do hereby certify that no shares of stock have been issued; that no part of the capital of said corporation has been paid; that all debts of the corporation have been paid; and that all rights and franchises of the corporation are surrendered.

Dated 5/1/95
5 January, 1995

Jaimini H. Mehta

Robert A. Flohr

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 02/23/1995
950041074 - 2333685

FILED 10:00 AM 02/15/1996
960044482 – 2333685

CERTIFICATE OF CORRECTION FILED TO CORRECT
CERTAIN ERROR IN THE CERTIFICATE
OF DISSOLUTION BEFORE ISSUANCE OF SHARES OF STERLING PARTNERS, INC.
FILED IN THE OFFICE OF THE SECRETARY OF STATE
OF DELAWARE ON FEBRUARY 23, 1995.

Jaimini H. Mehta and Robert A. Flohr

DO HEREBY CERTIFY:

1. The name of the corporation was STERLING PARTNERS INC.

2. That a Certificate of Dissolution Before Issuance of Shares was filed by the Secretary of State of Delaware on February 23, 1995 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

3. The inaccuracy or defect of said Certificate to be corrected is as follows: Our company went null and void on March 1, 1993. The wrong corporation therefore was dissolved as a result of our February 23, 1995 filing. This dissolution shall be declared null and void.

IN WITNESS WHEREOF, said Jaimini H. Mehta and Robert A. Flohr has caused this Certificate to be signed by Directors this 14th day of February, 1996.

Jaimini H. Mehta
Jaimini H. Mehta

Robert A. Flohr
Robert A. Flohr

(DEL. – 320 – 5/3/90)

FILED 09:00 AM 02/23/1996
960053301 – 2333685

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION

Sterling Partners Inc. , A corporation organized and existing and by virture of the General Corporation Law of the State of Delaware,

Does Hereby Certify;

First, That at a meeting of the Board of Directors of Sterling Partners Inc., resolutions were duly adopted setting forth proposed amendments of the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments is as follows:

RESOLVED, That Article 3 is amended as follows: The purpose of this corporation is to engage in any lawful act and activity for which a corporation may be organized under the general corporation law of Delaware, to include the following "The Company is empowered to engage in the purchase, sale, and management of real estate, including income producing properties of the following variety: Residential, Commercial,and Agricultural. The Company may acquire operating companies of every kind and description to include the acquisition and control of companies that it believes to be undervalued.

RESOLVED, Article 4 is amended as follows: The total authorized capital stock of this corporation shall be Twenty Five Thousand, Five Hundered Dollars ($25,100.00), divided into :

25,000,000 shares of par value dollars of ($ 0.00 1) each, common stock
100,000 shares of par value dollars of ($ 0.00 1) each, class A preferred stock

The dividend rate, if any, the conversion ration, if any, the Liquidation Rights, if any; and Call Features, if any, of the new Class A preferred stock, will be determined at the time of issuance of said shares.

Second, That thereafter, pursuant to resolution of its Board of Directors, at the annual meeting of the stockholders of said corporation, duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which the necessary number of shares as required by statute were voted in favor of the amendments.

Third, That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth, That the capital of said corporation shall not be reduced under or by reason of said amendment.

Certificate of Amendment of
Certificate of Incorporation.

Page 2
February 19, 1996

IN WITNESS WHEREOF, Said Richard P. Onginsky, has caused this certificate to be signed by

John W. Farr Jr, its President andChris M. Henderson, its Secretary.

This 19th day of February, 1996

By [signature]
President

Attest [signature]
Secretary

Witness [signature]

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/14/1999
991016798 - 2333685

BY Sandy Miller

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
STERLING PARTNERS INC.
(a Delaware corporation)

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Sterling Partners Inc.

2. Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and substituting in lieu of said Article the following new Article:

"FOURTH: a. Capitalization. The aggregate number of shares which the Corporation shall have the authority to issue is Twenty-five Million One Hundred Thousand (25,100,000) shares of all classes of stock, consisting of 25,000,000 shares of common stock, par value $.001, and 100,000 shares of preferred stock, par value $.001. Shares of the Corporation's common stock issued at the time the Certificate of Amendment containing this Article FOURTH is filed with the Secretary of State shall be hereby automatically changed and reclassified without further action into one (1) fully paid and non-assessable share of the Corporation's common stock for each four (4) shares of common stock then outstanding, provided that no fractional shares shall be issued pursuant to such change and reclassification and the holder of any fractional share shall receive a full share for each fractional share held by such shareholder.

b. Preferred Stock. Preferred stock may be issued in one or more series. The Board of Directors of the Corporation is vested with authority to determine and state the designations and preferences, limitations, relative rights, and voting rights, if any, of each such series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate determining the terms of such series, which amendment need not be approved by the shareholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical."

3. The foregoing Amendment to the Certificate of Incorporation was duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned President, having been thereunto duly authorized, has executed the foregoing Certificate of Amendment for the Corporation the 13th day of January, 1999.

STERLING PARTNERS INC.

By: John Farr, Jr., President

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/21/1999
991025109 – 2333685

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
STERLING PARTNERS INC.
(a Delaware corporation)

It is hereby certified that:

1. The name of the corporation is Sterling Partners Inc.

2. Article First of the Company's Certificate of Incorporation be amended to read as follows:

"FIRST: The name of the corporation is GourmetMarket.Com, Inc."

3. Article Third of the Company's Certificate of Incorporation be amended to read as follows:

"THIRD. The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware."

4. The foregoing Amendments to the Certificate of Incorporation were duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned President, having been thereunto duly authorized, has executed the foregoing Certificate of Amendment for the Corporation the 20th day of January, 1999.

STERLING PARTNERS INC.

By: John W Farr Jr.
John Farr, Jr., President

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/25/1999
991030558 – 2333685

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
GOURMETMARKET.COM, INC.
(a Delaware corporation)

It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is GourmetMarket.Com, Inc.

2. Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and substituting in lieu of said Article the following new Article:

"FOURTH: a. Capitalization. The aggregate number of shares which the Corporation shall have the authority to issue is One Hundred Ten Million (110,000,000) shares of all classes of stock, consisting of 100,000,000 shares of common stock, par value $.001, and 10,000,000 shares of preferred stock, par value $.001.

b. Preferred Stock. Preferred stock may be issued in one or more series. The Board of Directors of the Corporation is vested with authority to determine and state the designations and preferences, limitations, relative rights, and voting rights, if any, of each such series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate determining the terms of such series, which amendment need not be approved by the shareholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical."

3. The foregoing Amendment to the Certificate of Incorporation was duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned President, having been thereunto duly authorized, has executed the foregoing Certificate of Amendment for the Corporation the 21st day of January, 1999.

GOURMETMARKET.COM, INC.

By: ______________________
John W. Farr, Jr., President

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/29/1999
991036086 – 2333685

CERTIFICATE OF MERGER
OF
GOURMETMARKET.COM, INC.
(a Delaware corporation)

AND

GOURMETMARKET.COM
(a California corporation)

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) GourmetMarket.Com, which is incorporated under the laws of the State of California; and

(ii) GourmetMarket.Com, Inc., which is incorporated under the laws of the State of Delaware.

2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by GourmetMarket.Com, a California corporation, in accordance with the laws of the State of its incorporation and by GourmetMarket.Com, Inc., a Delaware corporation, in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is GourmetMarket.Com, Inc., a Delaware corporation, which will continue its existence as said surviving corporation under the name GourmetMarket.Com, Inc., upon the effective date of said merger pursuant to the provisions of the General Corporation law of the State of Delaware.

4. The Certificate of Incorporation of GourmetMarket.Com, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is Post Office Box 8, Riverton, New Jersey, 08077.

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of GourmetMarket.Com consists of 1,000,000 shares of common stock without par value.

Dated: January 22, 1999

GOURMETMARKET.COM, a California corporation

By: [signature]
C. Lawrence Rutstein
Asst. Secretary

Dated: January 22, 1999

GOURMETMARKET.COM, INC., a Delaware corporation

By: [signature]

C. Lawrence Rutstein
Asst. Secretary

FEB-08-99 MON 11:06 AM CSC FAX NO. 3029987078 P. 02

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/05/1999
991046272 – 2333685

CERTIFICATE OF DESIGNATION, PREFERENCE AND RIGHTS OF SERIES A PREFERRED STOCK OF GOURMETMARKET.COM, INC.

(a Delaware corporation)

I, C. Lawrence Rutstein, being the Assistant Secretary of GourmetMarket.Com, Inc., a corporation organized and existing under the laws of Delaware ("Corporation"), DO HEREBY CERTIFY that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation and Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, at a meeting duly called and held on January 18, 1999, adopted the following resolution providing for the issuance of a series of preferred stock.

"RESOLVED, That pursuant to authority vested in the Board of Directors by Article 4 of the Certificate of Incorporation of this Corporation, a series of Preferred Stock is hereby established, the distinctive designation of which shall be "Series A Preferred Stock" (which series being hereinafter called "Series A"), and the preferences and relative participating, option or other special rights of Series A, and the qualifications, limitations or restrictions thereof (in addition to the relative powers, preferences and rights, and qualifications, limitations or restrictions thereof, as set forth in Article 4 in the Certificate of Incorporation of the Corporation which are applicable to shares of Preferred Stock of all series) shall be as follows:

1. Designation and Amount. The shares of such series shall be designated as Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock") and the number of shares constituted in the Series A Convertible Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by the resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Convertible Preferred Stock.

2. Liquidation, Dissolution, or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of junior stock by reason of their ownership thereof, an amount equal to $.10 per share of Series A Convertible Preferred Stock plus the amount of any accrued but unpaid dividends (whether or not declared) and interest thereon. If upon any such liquidation, dissolution or winding up of the

[illegible]

Corporation the remaining assets of the Corporation available for distribution to stockholders shall be insufficient to pay the holders of shares of Series A Convertible Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Convertible Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

3. Voting.

(a) *Number of Votes; Voting with Common Stock.* Each holder of outstanding shares of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Convertible Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof) at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, or by the provisions of the following subsections of this Section 3, holders of Series A Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class.

(b) *Adverse Effects.* The Corporation shall not amend, alter or repeal preferences, rights, powers or other terms of the Series A Convertible Preferred Stock so as to affect adversely the Series A Convertible Preferred Stock without the written consent or affirmative vote of the holders of at least 66-2/3% of the then outstanding shares of Series A Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing the authorization or issuance of any series of Preferred Stock which is on a parity with or has preference or priority over the Series A Convertible Preferred stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Convertible Preferred Stock.

(c) *Mergers, etc.* The consent of the holders of not less than 66-2/3% of the outstanding Series A Convertible Preferred Stock, voting separately as a single class, in person or by proxy, either in writing without a meeting or at a special or annual meeting of shareholders called for the purpose, shall be necessary for the Corporation to sell all or substantially all of the Corporation's assets or effect any merger, consolidation, share exchange or similar transaction to which the Corporation is a party, or to enter into any other transaction resulting in the acquisition of a majority of the then outstanding voting stock of the Corporation by another corporation or entity.

4. Optional Conversion. The holders of the Series A Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a) *Right to Convert.* Each share of Series A Convertible Preferred stock shall be convertible, at the option of the holder thereof, without the payment of additional consideration by the holder thereof, at any time and from time to time, into sixty and three-tenths (60.3) shares of Common Stock (the "Conversion Rate"). The Conversion Rate shall be subject to adjustment as provided below.

In the event of a liquidation of the Corporation, the Conversion Rights shall terminate immediately prior to the payment of any amounts distributable on liquidation to the holders of Series A Convertible Preferred Stock.

(b) *Fractional Shares.* No fractional shares of Common Stock shall be issued upon conversion of the Series A Convertible Preferred Stock. In lieu of fractional shares, the Corporation shall pay by a whole share of Common Stock.

(c) *Mechanics of Conversion.*

(i) In order to convert shares of Series A Convertible Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series A Convertible Preferred Stock at the principal office of the Corporation, together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the Corporation shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at the place requested by such holder, or to his nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. Notwithstanding the preceding sentence, shares of Series A Convertible Stock tendered for conversion in accordance with the other provisions of this subparagraph (i) shall be deemed converted into shares of common stock, and their owner or owners shall be deemed the beneficial and record owner of such common stock for all purposes, at the time of tender conforming to the provisions of this subparagraph (i).

(ii) The Corporation shall at all times during which the Series A Convertible Preferred Stock shall be outstanding reserve and keep available out

of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Convertible Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii) All shares of Series A Convertible Preferred Stock surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock and cash in lieu of fractional shares in exchange therefor. Any shares of Series A Convertible Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series A Convertible Preferred Stock accordingly.

(d) *Adjustment for Stock Splits and Combinations.* If the Corporation shall at any time or from time to time after the date on which any Series A Convertible Preferred Stock is first issued ("the Original Issue Date") effect a subdivision of the outstanding Common Stock, the Conversion Rate then in effect immediately before that subdivision shall be proportionately adjusted. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Rate then in effect immediately before the combination shall be proportionately adjusted. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e) *Adjustments for Certain Dividends and Distributions.* In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in shares of Common Stock, then and in each such event the Conversion Rate shall be increased as of the time of such issuance, by multiplying the Conversion Rate by a fraction,

(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution, and

(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance.

(f) *Adjustments for Other Dividends and Distributions.* In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of shares of the Series A Convertible Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series A Convertible Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Series A Convertible Preferred Stock.

(g) *Adjustment for Reclassification, Exchange, or Substitution.* If the Common Stock issuable upon the conversion of the Series A Convertible Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, share exchange or sale of assets for below), then and in each such event the holder of each share of Series A Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

(h) *Adjustment for Merger or Reorganization, etc.* In case of any consolidation, merger or share exchange of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation to which the holders of Series A Convertible Preferred Stock shall have consented in accordance with Section 3 hereof, then each share of Series A Convertible Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Convertible Preferred

Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Convertible Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Convertible Preferred Stock.

(i) *No Impairment.* The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid, the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Convertible Preferred Stock against impairment.

(j) *Certificate as to Adjustments.* Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Convertible Preferred Stock a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Rate then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A Convertible Preferred Stock. Despite such adjustment or readjustment, the form of each or all stock certificate representing Series A Convertible Preferred Stock, if the same shall reflect the initial or any subsequent conversion price, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

(k) *Notice of Record Date.* In the event:

(i) that the Corporation declares a dividend (or any other distribution) on its Common Stock;

(ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

(iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock consolidation, merger or share exchange of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

(iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation; then the Corporation shall cause to be filed at its principal office and shall cause to be mailed to the holders of the Series A Convertible Preferred Stock at their last addresses as shown on the records of the Corporation, at least 20 days prior to the record date specified in (A) below or 20 days before the date specified in (B) below, a notice stating:

(A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as to which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

(B) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

5. Sinking Fund. There shall be no sinking fund for the payment of dividends or liquidation preferences on Series A Convertible Preferred Stock or the redemption of any shares thereof.

6. No Mandatory Redemption. The Series A Convertible Preferred Stock is not subject to mandatory redemption by the Corporation."

IN WITNESS WHEREOF, the undersigned Assistant Secretary, having been thereunto duly authorized, hereby affirms that the foregoing Certificate is his act and deed and the act and deed of the Corporation and that the facts stated therein are true, has executed the foregoing Certificate of Designation for the Corporation on January 18, 1999.

C. Lawrence Rutstein, Assistant Secretary

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/22/2000
001310316 – 2333685

STATE OF DELAWARE
CERTIFICATE OF CHANGE
OF REGISTERED AGENT AND/OR
REGISTERED OFFICE

The Board of Directors of Gourmetmarket.com, Inc a Corporation of Delaware, on this 14th day of June, A.D. 2000, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is INCORPORATING SERVICES, LTD. 15 e north Street, in the City of Dover County of Kent Zip Code 19901.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Incorporating Services, LTD.

Gourmetmarket.com, Inc a Corporation of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 14th day of June, A.D., 2000.

By: [signature]
Authorized Officer

Name: Chanan Steinhart
Print or Type

Title: President

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/09/2000
001564559 – 2333685

CERTIFICATE OF DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK OF GOURMETMARKET.COM, INC.

The undersigned, C. Lawrence Rutstein, certifies that:

1. He is the duly elected and acting Chairman of GourmetMarket.com, Inc., a Delaware corporation (the "Company").

2. The Certificate of Incorporation of the Company authorizes 10,000,000 shares of preferred stock, $.001 par value per share.

3. The following is a true and correct copy of resolutions duly adopted by the Board of Directors at a meeting duly held November 7, 2000, which constituted all requisite action on the part of the Company for adoption of such resolutions.

RESOLUTIONS

WHEREAS, That the Board of Directors of the Company (the "Board of Directors") is authorized to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time-to-time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof;

WHEREAS, That the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of preferred stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series.

NOW, THEREFORE, BE IT RESOLVED, That the Board of Directors hereby designates a new series of preferred stock and the number of shares constituting such series, and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Series B Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be Two Hundred (200), having a par value of $.001 per share. Each share of Preferred Stock shall have a stated value of Ten Thousand Dollars ($10,000) per share (the "Stated Value").

Section 2. <u>Dividends</u>

(a) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) equal to 7% per annum, payable in cash or shares of common stock as the Company shall from time-to-time elect, in arrears quarterly and on the Conversion Date (as hereinafter defined). Dividends on the Preferred Stock shall accrue daily commencing on the Original Issue Date (as defined in Section 6) and shall be deemed to accrue on such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued to any class of Preferred Stock, such payment shall be distributed ratably among the holders of such class based upon the number of shares held by each holder.

(b) So long as any Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 6), except the redemption of shares in payment of short swing profits payable to the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, nor shall the Company directly or indirectly pay or declare any cash dividend or make any cash distribution (other than a dividend or distribution described in Section 5) upon, nor shall any cash distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities, except as described above, unless all dividends on the Preferred Stock for all past dividend periods shall have been paid.

Section 3. <u>Voting Rights</u>. Except as otherwise provided herein and as otherwise provided by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or (ii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined below) senior to, prior to or pari passu with the Preferred Stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (the "Liquidation"), the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value, plus an amount equal to accrued but unpaid dividends per share, whether declared or not, but without interest, before any distribution or payment shall be made to the holders of any Junior Securities and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed shall be distributed among the holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of shall be deemed a Liquidation; provided that a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such liquidation, not less than thirty (30) days prior to the payment date stated therein, to each record holder of Preferred Stock.

Section 5. Conversion.

(a) The holder of the Preferred Stock shall be granted the right to convert (i) one hundred percent (100%) of the Preferred Stock into shares of Common Stock at the Conversion Ratio 90 days after the Original Issue Date. Any conversion under this Section 5(a) shall be of a minimum amount of at least 1 share of Preferred Stock. The holder shall effect conversions by surrendering the certificate or certificates representing the shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Annex 1 (the "Holder Conversion Notice") in the manner set forth in Section 5(j). Each Holder Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the holder delivers such Notice by facsimile (the "Holder Conversion Date"). Subject to Section 5(c) and, as to the original Holder (or its sole designee), subject to Section 4.13 of the Purchase Agreement (as defined in Section 6), each Holder Conversion Notice, once given, shall be irrevocable. If the holder is converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by the holder with the Holder Conversion Notice, the Company shall promptly deliver to the holder a certificate for such number of shares as have not been converted. At no time may the holder make a conversion request for which the number of common shares requested for conversion would result in an amount equal to or greater than twenty percent (20%) of the total initial number of Preferred Stock purchased by the holder.

(b) Provided that ten (10) trading days shall have elapsed from the date the Securities and Exchange Commission (the "Commission") declared the registration statement contemplated by the Registration Rights Agreement effective under the Securities Act, each share of the Preferred Stock shall be convertible into shares of Common Stock at the Conversion Ratio at the option of the Company in whole or in part at any time on or after the expiration of one year after the Original Issue Date; provided, however, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) within 10 days of issuing any press release or other public statement relating to such conversion. The Company shall effect such conversion by delivering to the holders of such shares of Preferred Stock to be converted a written notice in the form attached hereto as Annex 2 (the "Company Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date will be at least one trading day after the date the Company delivers such Notice by facsimile to the holder (the "Company Conversion Date"). The Company shall give such Company Conversion Notice in accordance with Section 5(j) below at least one trading day before the Company Conversion Date. Any such conversion shall be effected on a pro rata basis among the holders of Preferred Stock. Upon the conversion of shares of Preferred Stock pursuant to a Company Conversion Notice, the holders of the Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of any transfer agent for the Preferred Stock or Common Stock. If the Company is converting less than all shares of the Preferred Stock, the Company shall, upon conversion of such shares subject to such Company Conversion Notice and receipt of the certificate or certificates representing such shares of Preferred Stock deliver to the holder or holders a certificate for such number of shares of Preferred Stock as have not been converted. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice" and each of a Holder Conversion Date and a Company Conversion Date is sometimes referred to herein as a "Conversion Date."

(c) Not later than three trading days after the Conversion Date, the Company will deliver to the holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those then required by law and as set forth in the Purchase Agreement), representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock and (ii) one or more certificates representing the number of shares of Preferred Stock not converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates evidencing such shares of Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Preferred Stock or Common Stock, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security reasonably accepted to the Company)

satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 5(c) electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. In the case of a conversion pursuant to a Holder Conversion Notice, if such certificate or certificates are not delivered by the date required under this Section 5(c), the holder shall be entitled by written notice to the Company at any time on or before such holder's receipt of such certificate or certificates thereafter to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

(d) (i) The conversion price for each share of preferred Stock (the "Conversion Price") in effect on any Conversion Date shall be the lesser of X or Y; where X is 125% of the average of the closing bid price for the ten (10) trading days immediately preceding the Original Issue Date; and Y is 80% of the average of the closing bid prices for the five (5) trading days immediately preceding the Conversion Notice Date with a floor or $.30 per share; provided, however, if the Registration Rights Agreement is not declared effective by the Commission for any reason by the Effective Date (as defined in the Registration Rights Agreement), then for each of the first two months after such Effective Date that such registration statement shall not have been so declared effective, the Conversion Price shall be decreased by two percent (2%) (i.e., a reduction of 2% at the end of the first such month and 2% at the end of the second such month).

(ii) If the Company, at any time while any shares of Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section 5(d)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(iii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of Common Stock at the record date mentioned

below, the Conversion Price designated in Section 5(d)(i) shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered wold purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price designated in Section 5(d)(i) pursuant to this Section 5(d)(iii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price designated in Section 5(d)(i) shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of the offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iv) If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 5(d)(iii) above) then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidenced of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of the shares of Preferred Stock, and provided, further that the Company after receipt of the determination by such Appraiser shall have the right to select

an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to all holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustments shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(vi) Whenever the Conversion price is adjusted pursuant to Section 5(d)(ii), (iii), (iv), or (v), the Company shall promptly mail to each holder of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holders of the Preferred Stock shall be entitled upon such event to receive such amount of securities or property as the shares of Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder of Preferred Stock the right to receive the securities or property set forth in this Section 5(d)(vii) upon any conversion following such consolidation, merger, sale, transfer of share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(viii) If:

(a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(b) the Company shall declare a special nonrecurring cash dividend or a redemption of its Common Stock; or

(c) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(d) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

Then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the holders of Preferred Stock at their last address as they shall appear upon the stock books of the Company, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holders of Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the holders of Preferred Stock at least thirty (30) calendar days prior to the effective date of such action, and an Appraiser selected by the holders of a majority in interest of the Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section

5) of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of shares of Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

(f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(b) and Section 5(d) hereof) upon the conversion of all outstanding shares of Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on any conversion of Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of preferred stock.

(j) Each Holder Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to the attention fo the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company. Each Company Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to each holder of Preferred Stock at the facsimile telephone number and address of such holder appearing on the books of the Company or provided to the Company by such holder for the purpose of such Company Conversion Notice, or if no such facsimile telephone number or address appears or is so provided, at the principal place of business of the holder. Any such notice shall be deemed given and effective upon the earliest to occur of (i) (a) if such Conversion Notice is delivered via facsimile at the facsimile telephone number specified in this Section 5(j) prior to 4:30 P.M. (Eastern Standard Time) on any date, such date (or, in the case of a Company Conversion Notice, the next trading day) or such alter date as is specified in the Conversion Notice, and (b) if such Conversion Notice is delivered via facsimile at the facsimile telephone number specified in this Section 5(j) after 4:30 P.M. (Eastern Standard Time) on any date, the next date (or, in the case of a Company Conversion Notice, the next trading day after such next day) or such later date as is specified in the Conversion Notice, (ii) five days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

Section 6. Definitions: For the purposes hereof, the following terms shall have the following meanings:

"Common Stock" means shares now or hereafter authorized of the class of Common Stock, no par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Conversion Ratio" means, at any time, a fraction, of which the numerator is Stated Value plus accrued but unpaid dividends, and of which the denominator is the Conversion Price at such time.

"Junior Securities" means the Common Stock and all other equity securities of the Company, except the Company's Series B Convertible Preferred Stock.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the NASDAQ Stock market or other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing bid price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not listed on NASDAQ or any stock exchange, the closing bid for a share of Common Stock in the over-the-counter market as reported by the NASD at the close of business on such date, or (c) if the Common Stock is not quoted on NASD, the closing bid price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or (d) if the Common Stock is no longer publicly traded the fair market value of a hare of Common Stock as determined by an Appraiser (as defined in Section 5(d)(iv) above) selected in good faith by the holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Purchase Agreement" means the Convertible Preferred Stock Purchase Agreement, dated as of the Original Issue Date, between the Company and the original holder of the Preferred Stock.

"Trading Day" means (a) a day on which the Common Stock is traded on the NASDAQ or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on NASDAQ or any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the NASD, or (c) if the Common Stock is not quoted on NASDAQ, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its function of reporting prices).

IN WITNESS WHEREOF, GourmetMarket.com, Inc., has caused its corporate seal to be hereunto affixed and this certificate to be signed by C. Lawrence Rutstein, its Chairman, this 8th day of November, 2000.

GOURMETMARKET.COM, INC.

By: C L R [signature]
C. Lawrence Rutstein, Chairman

SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/13/2000
001568173 – 2333683

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK OF GOURMETMARKET.COM, INC.

The undersigned, C. Lawrence Rutstein, certifies that:

1. He is the duly elected and acting Chairman of GourmetMarket.com, Inc., a Delaware corporation (the "Company").

2. The Certificate of Incorporation of the Company authorizes 10,000,000 shares of preferred stock, $.001 par value per share.

3. The following is a true and correct copy of resolutions duly adopted by the Board of Directors at a meeting duly held November 7, 2000, which constituted all requisite action on the part of the Company for adoption of such resolutions.

RESOLUTIONS

WHEREAS, That the Board of Directors of the Company (the "Board of Directors") is authorized to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time-to-time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof;

WHEREAS, That the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of preferred stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series.

NOW, THEREFORE, BE IT RESOLVED, That the Board of Directors hereby designates a new series of preferred stock and the number of shares constituting such series, and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

Section 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Series B Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be Three Hundred (300), having a par value of $.001 per share. Each share of Preferred Stock shall have a stated value of Ten Thousand Dollars ($10,000) per share (the "Stated Value").

Section 2. Dividends

(a) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) equal to 7% per annum, payable in cash or shares of common stock as the Company shall from time-to-time elect, in arrears quarterly and on the Conversion Date (as hereinafter defined). Dividends on the Preferred Stock shall accrue daily commencing on the Original Issue Date (as defined in Section 6) and shall be deemed to accrue on such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued to any class of Preferred Stock, such payment shall be distributed ratably among the holders of such class based upon the number of shares held by each holder.

(b) So long as any Preferred Stock shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 6), except the redemption of shares in payment of short swing profits payable to the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, nor shall the Company directly or indirectly pay or declare any cash dividend or make any cash distribution (other than a dividend or distribution described in Section 5) upon, nor shall any cash distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities, except as described above, unless all dividends on the Preferred Stock for all past dividend periods shall have been paid.

Section 3. Voting Rights. Except as otherwise provided herein and as otherwise provided by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or (ii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined below) senior to, prior to or pari passu with the Preferred Stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (the "Liquidation"), the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value, plus an amount equal to accrued but unpaid dividends per share, whether declared or not, but without interest, before any distribution or payment shall be made to the holders of any Junior Securities and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed shall be distributed among the holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of shall be deemed a Liquidation; provided that a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such liquidation, not less than thirty (30) days prior to the payment date stated therein, to each record holder of Preferred Stock.

Section 5. Conversion.

(a) The holder of the Preferred Stock shall be granted the right to convert (i) one hundred percent (100%) of the Preferred Stock into shares of Common Stock at the Conversion Ratio 90 days after the Original Issue Date. Any conversion under this Section 5(a) shall be of a minimum amount of at least 1 share of Preferred Stock. The holder shall effect conversions by surrendering the certificate or certificates representing the shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Annex 1 (the "Holder Conversion Notice") in the manner set forth in Section 5(j). Each Holder Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the holder delivers such Notice by facsimile (the "Holder Conversion Date"). Subject to Section 5(c) and, as to the original Holder (or its sole designee), subject to Section 4.13 of the Purchase Agreement (as defined in Section 6), each Holder Conversion Notice, once given, shall be irrevocable. If the holder is converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by the holder with the Holder Conversion Notice, the Company shall promptly deliver to the holder a certificate for such number of shares as have not been converted. At no time may the holder make a conversion request for which the number of common shares requested for conversion would result in an amount equal to or greater than twenty percent (20%) of the total initial number of Preferred Stock purchased by the holder.

(b) Provided that ten (10) trading days shall have elapsed from the date the Securities and Exchange Commission (the "Commission") declared the registration statement contemplated by the Registration Rights Agreement effective under the Securities Act, each share of the Preferred Stock shall be convertible into shares of Common Stock at the Conversion Ratio at the option of the Company in whole or in part at any time on or after the expiration of one year after the Original Issue Date; provided, however, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) within 10 days of issuing any press release or other public statement relating to such conversion. The Company shall effect such conversion by delivering to the holders of such shares of Preferred Stock to be converted a written notice in the form attached hereto as Annex 2 (the "Company Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date will be at least one trading day after the date the Company delivers such Notice by facsimile to the holder (the "Company Conversion Date"). The Company shall give such Company Conversion Notice in accordance with Section 5(j) below at least one trading day before the Company Conversion Date. Any such conversion shall be effected on a pro rata basis among the holders of Preferred Stock. Upon the conversion of shares of Preferred Stock pursuant to a Company Conversion Notice, the holders of the Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of any transfer agent for the Preferred Stock or Common Stock. If the Company is converting less than all shares of the Preferred Stock, the Company shall, upon conversion of such shares subject to such Company Conversion Notice and receipt of the certificate or certificates representing such shares of Preferred Stock deliver to the holder or holders a certificate for such number of shares of Preferred Stock as have not been converted. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice" and each of a Holder Conversion Date and a Company Conversion Date is sometimes referred to herein as a "Conversion Date."

(c) Not later than three trading days after the Conversion Date, the Company will deliver to the holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those then required by law and as set forth in the Purchase Agreement), representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock and (ii) one or more certificates representing the number of shares of Preferred Stock not converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates evidencing such shares of Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Preferred Stock or Common Stock, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security reasonably accepted to the Company)

satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 5(c) electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. In the case of a conversion pursuant to a Holder Conversion Notice, if such certificate or certificates are not delivered by the date required under this Section 5(c), the holder shall be entitled by written notice to the Company at any time on or before such holder's receipt of such certificate or certificates thereafter to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

(d) (i) The conversion price for each share of preferred Stock (the "Conversion Price") in effect on any Conversion Date shall be the lesser of X or Y; where X is 125% of the average of the closing bid price for the ten (10) trading days immediately preceding the Original Issue Date; and Y is 80% of the average of the closing bid prices for the five (5) trading days immediately preceding the Conversion Notice Date with a floor or $.30 per share; provided, however, if the Registration Rights Agreement is not declared effective by the Commission for any reason by the Effective Date (as defined in the Registration Rights Agreement), then for each of the first two months after such Effective Date that such registration statement shall not have been so declared effective, the Conversion Price shall be decreased by two percent (2%) (i.e., a reduction of 2% at the end of the first such month and 2% at the end of the second such month).

(ii) If the Company, at any time while any shares of Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in Section 5(d)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(iii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of Common Stock at the record date mentioned

below, the Conversion Price designated in Section 5(d)(i) shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered wold purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price designated in Section 5(d)(i) pursuant to this Section 5(d)(iii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price designated in Section 5(d)(i) shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of the offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iv) If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 5(d)(iii) above) then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidenced of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of the shares of Preferred Stock, and provided, further that the Company after receipt of the determination by such Appraiser shall have the right to select

an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to all holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustments shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(vi) Whenever the Conversion price is adjusted pursuant to Section 5(d)(ii), (iii), (iv), or (v), the Company shall promptly mail to each holder of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holders of the Preferred Stock shall be entitled upon such event to receive such amount of securities or property as the shares of Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder of Preferred Stock the right to receive the securities or property set forth in this Section 5(d)(vii) upon any conversion following such consolidation, merger, sale, transfer of share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(viii) If:

(a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(b) the Company shall declare a special nonrecurring cash dividend or a redemption of its Common Stock; or

(c) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

(d) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

(e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

Then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the holders of Preferred Stock at their last address as they shall appear upon the stock books of the Company, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(e) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holders of Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the holders of Preferred Stock at least thirty (30) calendar days prior to the effective date of such action, and an Appraiser selected by the holders of a majority in interest of the Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section

5) of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of shares of Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

(f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(b) and Section 5(d) hereof) upon the conversion of all outstanding shares of Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(g) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(h) The issuance of certificates for shares of Common Stock on any conversion of Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of preferred stock.

(j) Each Holder Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to the attention fo the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company. Each Company Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to each holder of Preferred Stock at the facsimile telephone number and address of such holder appearing on the books of the Company or provided to the Company by such holder for the purpose of such Company Conversion Notice, or if no such facsimile telephone number or address appears or is so provided, at the principal place of business of the holder. Any such notice shall be deemed given and effective upon the earliest to occur of (i) (a) if such Conversion Notice is delivered via facsimile at the facsimile telephone number specified in this Section 5(j) prior to 4:30 P.M. (Eastern Standard Time) on any date, such date (or, in the case of a Company Conversion Notice, the next trading day) or such alter date as is specified in the Conversion Notice, and (b) if such Conversion Notice is delivered via facsimile at the facsimile telephone number specified in this Section 5(j) after 4:30 P.M. (Eastern Standard Time) on any date, the next date (or, in the case of a Company Conversion Notice, the next trading day after such next day) or such later date as is specified in the Conversion Notice, (ii) five days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

Section 6. <u>Definitions</u>. For the purposes hereof, the following terms shall have the following meanings:

"Common Stock" means shares now or hereafter authorized of the class of Common Stock, no par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Conversion Ratio" means, at any time, a fraction, of which the numerator is Stated Value plus accrued but unpaid dividends, and of which the denominator is the Conversion Price at such time.

"Junior Securities" means the Common Stock and all other equity securities of the Company, except the Company's Series B Convertible Preferred Stock.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the NASDAQ Stock market or other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing bid price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not listed on NASDAQ or any stock exchange, the closing bid for a share of Common Stock in the over-the-counter market as reported by the NASD at the close of business on such date, or (c) if the Common Stock is not quoted on NASD, the closing bid price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or (d) if the Common Stock is no longer publicly traded the fair market value of a hare of Common Stock as determined by an Appraiser (as defined in Section 5(d)(iv) above) selected in good faith by the holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Purchase Agreement" means the Convertible Preferred Stock Purchase Agreement, dated as of the Original Issue Date, between the Company and the original holder of the Preferred Stock.

"Trading Day" means (a) a day on which the Common Stock is traded on the NASDAQ or principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not listed on NASDAQ or any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the NASD, or (c) if the Common Stock is not quoted on NASDAQ, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its function of reporting prices).

IN WITNESS WHEREOF, GourmetMarket.com, Inc., has caused its corporate seal to be hereunto affixed and this certificate to be signed by C. Lawrence Rutstein, its Chairman, this 10th day of November, 2000.

GOURMETMARKET.COM, INC.

By: C. L. Rutstein

C. Lawrence Rutstein, Chairman

CERTIFICATE OF MERGER
OF
GOURMETMARKET.COM, INC.,
GLOBAL TECHNOLOGY MARKETING INTERNATIONAL, INC.
AND
TM.COM ACQUISITION CORP.

Pursuant to Section 251 of the General
Corporation Law of the State of Delaware

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i) GOURMETMARKET.COM, INC, which is incorporated under the laws of the State of Delaware; and

(ii) GLOBAL TECHNOLOGY MARKETING INTERNATIONAL, INC., which is incorporated under the laws of the State of Delaware; and

(iii) TM.COM ACQUISITION CORP., which is incorporated under the laws of the State of Delaware and is a wholly-owned subsidiary of GOURMETMARKET.COM, INC.

2. An Agreement and Plan of Reorganization has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is Global Technology Marketing International, Inc. which shall change its name to Targitmall, Inc. at the time of this merger.

4. The certificate of incorporation of GLOBAL TECHNOLOGY MARKETING INTERNATIONAL, INC., as now in force and effect except for the name change described above, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed pursuant to the provisions of the laws of the State of its incorporation.

5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows: 155 Commerce Way, Portsmouth, NH 03801.

6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

Dated: May 24, 2001

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/29/2001
010255356 – 3326521

05/30 '01 12:45 NO.976 02/03 CSC

GOURMETMARKET.COM.COM, INC.

By: /s/ C. Lawrence Rutstein
C. Lawrence Rutstein, President

TM.COM ACQUISITION CORP.

By: /s Michael D. Karsch
Michael D. Karsch, President

GLOBAL TECHNOLOGY MARKETING INTERNATIONAL, INC.

By: /s/ Brian Richardson
Brian Richardson, Treasurer

CERTIFICATE OF CORRECTION
TO CERTIFICATE OF MERGER OF
TARGITMAIL, INC.
AND TM.COM ACQUISITION CORP.

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is Targitmail, Inc.

2. The Certificate of Merger of the Corporation, which was filed by the Secretary of State of Delaware on May 29, 2001, is hereby corrected.

3. The inaccuracy to be corrected in said instrument is as follows:

GourmetMarket.com, Inc. should not have been a party to the Certificate of Merger.

4. The portion of the instrument in corrected form is as follows:

"1. The constituent business corporations participating in the merger herein certified are:

(i) GLOBAL TECHNOLOGY MARKETING INTERNATIONAL, INC., which is incorporated under the laws of the State of Delaware; and

(ii) TM.COM ACQUISITION CORP., which is incorporated under the laws of the State of Delaware and is a wholly-owned subsidiary of GOURMETMARKET.COM, INC."

Signed on August 7, 2001

TM.COM ACQUISITION CORP.

By: /s Michael D. Karsch
Michael D. Karsch, President

TARGITMAIL, INC.

By: /s/ Brian Richardson
Brian Richardson, Treasurer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/07/2001
010385052 – 3326521

08/08 '01 10:45 NO.233 02/02

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
GOURMETMARKET.COM, INC.

1. That at a Special Meeting of the Board of Directors of GourmetMarket.com, Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and seeking action by written consent for consideration thereof.

2. The name of the Corporation is GourmetMarket.com, Inc. The original Certificate of Incorporation of the Corporation was filed on April 22, 1993 under the name Sterling Partners Inc. Certificates of Amendment to the Certificate of Incorporation were filed on February 23, 1996, January 14, 1999, January 21, 1999 and January 25, 1999. A certificate of Merger was filed on January 29, 1999. The name under which the Corporation was originally incorporated is "Sterling Partners Inc.."

3. The resolutions setting forth the proposed amendment is as follows:

RESOLVED, that the Company amend its Certificate of Incorporation as filed with the State of Delaware to change Article FIRSTI to read in its entirety as follows:

"ARTICLE FIRST
CORPORATE NAME

The name of the corporation is TargitInteractive, Inc."

RESOLVED, that pursuant to Section 242 of the General Corporation Law of the State of Delaware, the text of the Amended Certificate of Incorporation is hereby amended to add the following paragraph to Article Fourth:

Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment with the Delaware Secretary of State, every thirty (30) outstanding shares of Common Stock will be combined into and automatically become one (1) outstanding share of Common Stock. The authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the foregoing stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated by such series subsequent to the foregoing split and each fractional share resulting from such aggregation of each series held by a stockholder shall be rounded up to the nearest whole share.

4. That thereafter, pursuant to resolution of its Board of Directors, the majority of the outstanding stock of the corporation signed an action by written consent in favor of the amendment in accordance with the provision of Section 228 of the General Corporation Law of the State of Delaware.

5. That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6. That the capital of said corporation shall not be reduced under or by reason of said amendment.

GOURMETMARKET.COM, INC.

By: /s/ Noel J. Guillama
Noel J. Guillama,
Chairman and Chief Executive Officer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/08/2001
010387470 – 2333685

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 03/31/2006
FILED 11:00 AM 03/31/2006
SRV 060309700 - 2333605 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is TargitInteractive, Inc.
2. Its registered office in the State of Delaware is located at 2711 Centerville Road, Ste. 400 (street), City of Wilmington Zip Code 19808 County of New Castle the name of its registered agent is Corporation Service Company.
3. The date of filing of the original Certificate of Incorporation in Delaware was April 22, 1993.
4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 29th day of February, 2004, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.
5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2004, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hereunto set his/her hand to this certificate this 1st day of March A.D. 2006.

By: [signature]
Authorized Officer

Name: Guenther Reibling
Print or Type

Title: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:39 PM 05/11/2007
FILED 03:39 PM 05/11/2007
SRV 070554374 - 2333685 FILE

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF TARGITINTERACTIVE, INC.

1. That at a Special Meeting of the Board of Directors of TargitInteractive, Inc. resolutions were duly adopted setting forth several proposed amendments to the to Certificate of Incorporation of said corporation, declaring said amendment to be advisable and seeking action by written consent for consideration thereof.

2. The Resolutions were passed by the Board of Directors on April 23, 2007 and approved by the written consent of the holders of a majority of the Company's issued and outstanding shares of Common Stock without a meeting. The number of votes in favor of the amendment was sufficient for approval.

RESOLVED, that pursuant to Section 242 of the General Corporation Law of the State of Delaware, the text of the Amended Certificate of Incorporation shall be further amended to read as follows:

ARTICLE I
CORPORATE NAME

Article I. Is hereby amended to read as follows:

The name of the corporation is NetSpace International Holdings, Inc.

ARTICLE IV
CAPITALIZATION

Article IV is herby amended to read as follows by adding the following:

Effective at such time as determined by the Company's Board of Directors following the filing of this Certificate of Amendment with the Delaware Secretary of State, every one hundred (100) outstanding shares of Common Stock will be combined into and automatically become one (1) outstanding share of Common Stock. No fractional share shall be issued in connection with the foregoing reverse stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated by such series subsequent to the foregoing split and each fractional share resulting from such aggregation of each series held by a stockholder shall be rounded up to the nearest whole share.

The authorized shares of Common Stock which the Company shall have authority to issue shall two hundred fifty million shares (250,000,000) $.0001 par value.

Dated May 1, 2007

TARGITINTERACTIVE, INC.

By: ______________________

JAMES BAYER
Chairman and CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:04 PM 04/11/2008
FILED 07:04 PM 04/11/2008
SRV 080421578 - 2333685 FILE

STATE OF DELAWARE

CERTIFICATE FOR RENEWAL

AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was forfeited for failure to obtain a registered agent, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is: Netspace International Holdings, Inc.

2. Its registered office in the State of Delaware is located at 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The date the Certificate of Incorporation was filed in Delaware was April 22, 1993.

4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 29th day of February, 2008, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March, 2008, at which time its charter became inoperative and forfeited for failure to obtain a registered agent and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hereunto set his/her hand to this certificate this 9th day of April, 2008.

By: Paul Everett
Name: Paul Everett
Title: President

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a restoration, renewal and revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is Netspace International Holdings, Inc.

2. The Registered Office of the corporation in the State of Delaware is located at 2711 Centerville Road Suite 400 (street), in the City of Wilmington, County of New Castle Zip Code 19808. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Corporation Service company

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was 4/22/93

4. The renewal and revival of the charter of this corporation is to be perpetual.

5. The corporation was duly organized and carried on the business authorized by its charter until the 1 day of March A.D. 2010 at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: [signature]
Authorized Officer

Name: Craig Frank
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:39 PM 09/08/2010
FILED 01:39 PM 09/08/2010
SRV 100891415 - 2333685 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:17 PM 09/13/2010
FILED 12:07 PM 09/13/2010
SRV 100901713 - 2333685 FILE

**CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
NETSPACE INTERNATIONAL HOLDINGS, INC.**

Netspace International Holdings, Inc., a Delaware corporation (the "Company") does hereby certify as follows:

1. By a joint written consent of all the members of the Board of Directors of the Company and the holders of a majority of the Company's issued and outstanding shares of common stock (the "**Common Stock**") dated July 27, 2010, resolutions (the "**Resolutions**") were adopted pursuant to Sections 222 and 242 of the General Corporation Law of the State of Delaware amending the Company's Certificate of Incorporation (the "**Certificate**").

2. The amendments to the Certificate adopted by the Resolutions were as follows:

(a) Article I of the Certificate is hereby amended to read as follows:

**"ARTICLE I
CORPORATE NAME**

The name of the corporation is Alternative Fuels Americas, Inc."

(b) Article IV of the Certificate is amended to add the following paragraph to said Article IV:

"Effective at the close of business on September 16, 2010, every two hundred (200) outstanding shares of Common Stock will be combined into and automatically become one (1) outstanding share of Common Stock. No fractional shares shall be issued in connection with the foregoing reverse stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated by such series subsequent to the foregoing split and each fractional share resulting from such aggregation of each series held by a stockholder shall be rounded up to the nearest whole share.

The authorized shares of Common Stock which the Company shall have authority to issue shall two hundred fifty million shares (250,000,000) $.0001 par value."

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on September 2?, 2010.

NETSPACE INTERNATIONAL HOLDINGS, INC.

By: [signature]
Craig Frank, President

9194475.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:46 AM 08/08/2011
FILED 11:31 AM 08/08/2011
SRV 110897548 - 2333585 FILE

CERTIFICATE OF DESIGNATION
OF
SERIES C CONVERTIBLE PREFERRED STOCK

ALTERNATIVE FUELS AMERICAS, INC., a Delaware corporation (the "**Company**"), acting pursuant to Section 151 of the Delaware General Corporation Law, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series C Convertible Preferred Stock (the "**Certificate**").

FIRST: The name of the Company is **Alternative Fuels Americas, Inc.**

SECOND: By unanimous consent of the Board of Directors of the Company dated the 18th day of January, 2010, the following resolutions were duly adopted:

WHEREAS the Company's Certificate of Incorporation, as amended, authorizes Preferred Stock consisting of 10,000.00 shares, par value $.001 per share, issuable from time to time in one or more series; and

WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of Article Fourth of the Company's Certificate of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series;

NOW, THEREFORE, BE IT RESOLVED that pursuant to Article Fourth of the Company's Certificate of Incorporation, as amended, there is hereby established a new series of 100,000 shares of Series C Convertible Preferred Stock of the Company (the "**Series C Preferred Stock**") to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement of Article Four as follows:

Section 1. **<u>Dividends and Distributions</u>:**

(a) In connection with any dividends or distributions of capital or profit declared or issued by the Company, each share of issued and outstanding Series C Preferred Stock shall have rights and preferences equal to 433.9297 shares of the issued and outstanding common stock of the Company, par value $.001 per share (the "**Common Stock**"), subject to adjustment as set forth in **Section 1(b)**.

(b) In the event the Company shall at any time declare or pay any dividend or distribution on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate

40998.1 - Ftl. Lauderdale, FL

amount of such dividend or distribution to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 2. **Voting Rights**: The holders of shares of Series C Preferred Stock shall have the following voting rights:

(a) Subject to provisions for adjustment set forth in this **Section 2(a)**, each share of Series C Preferred Stock shall entitle the holder thereof to 433.9297 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Certificate of Incorporation, as amended, or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required. (except to the event they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 3. **Conversion Rights**: The holders of the Series C Preferred Stock shall have conversion rights as follows:

(a) **Right to Convert.** Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into 433.9297 fully paid and non-assessable shares of Common Stock (the "**Conversion Amount**"), subject to adjustment as set forth in **Section 3(c)**.

(b) **Mechanics of Conversion.**

(i) In order to convert shares of Series C Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any

number of the shares represented by such certificate or certificates. If required by the Company, Certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or her or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("**Conversion Date**"). The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to her nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(ii) The Company shall at all times during which the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock.

(iii) If the conversion is in connection with an underwritten offer of securities, registered pursuant to the Securities Act of 1933, as amended, the conversion may at the option of any holder tendering Series C Preferred Stock for conversion be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of the sale of securities.

(iv) The Company shall pay any and all issue taxes and other similar taxes that may be payable by the Company on its issue or delivery of shares of Common Stock on conversion of any shares of Series C Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of or any exchange, conversion or recapitalization of, shares of Common Stock in a name other than that in which the Preferred Stock so converted was registered. No such issue or delivery shall be made unless and until the Person requesting such issue has paid to the company the amount of any such tax, or has established, to the satisfaction of the company, that such tax has been paid.

(v) If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series C Preferred Stock require registration, listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion to the holder immediately prior to conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval.

(vi) All shares of Common Stock which may be issued upon conversion of the shares of Series C Preferred Stock will, upon issuance by the Company, be validly issued, fully paid (to the extent such Series C Preferred Stock was fully paid), non-assessable, and free from all taxes, lien and charges with respect to their issuance due to any act of the Company.

(vii) All certificates of a series of Series C Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Company and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued shares of such series of Series C Preferred Stock of the Company.

(c) **Adjustments to Conversion Amount.** In the event the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment set forth below, equal to 433.9297 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the Conversion Amount shall be adjusted by multiplying such Conversion Amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(d) **Certificate as to Adjustments.** Upon the occurrence of each adjustment or readjustment of the Conversion Amount pursuant to this **Section 3(d)**, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Amount then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series C Preferred Stock Certificates, if the same shall reflect the initial or any subsequent conversion price, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

Section 4. **Reacquired Shares:** Any shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock or Common Stock as the Board of Directors may determine. If reclassified as Preferred Stack, the shares may be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance *set* forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred or any similar stock or as otherwise required by law.

Section 5. **Liquidation, Dissolution or Winding Up.**

(a) Upon any liquidation, dissolution or winding up of the Company the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate distribution amount per share, subject to the provisions for adjustment as set forth herein, equal to $1.00 per share, plus 433.9297 times the aggregate amount to be distributed per share to holders of shares of Common Stock.

(b) The merger or consolidation of the Company into or with another corporation or other entity or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, the sale of all or substantially all the assets of the Company, or a transaction or series of related transactions by the Company in which in excess of fifty percent (50%) of the Company's voting power is transferred, shall be deemed to be a liquidation, dissolution or winding up of the Company.

Section 6. **Consolidation, Merger, etc.** Notwithstanding anything to the contrary contained herein, in case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 433.9297 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event

Section 7. **No Redemption.** The shares of Series C Preferred Stock shall not be redeemable by the Company.

Section 8. <u>**Rank**</u> The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equal to the Common Stock and junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series C Preferred Stock, unless the terms of any such series shall provide otherwise.

Section 9. <u>**Amendment**</u>. At such time as any shares of Series C Preferred Stock are outstanding, the Certificate of Incorporation, as amended of the Company shall not be amended in any manner, whether by reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class. The Company will at all times take such action as may be necessary or appropriate in order to protect the conversion rights and other rights of the holders of the Series C Preferred Stock against impairment.

Section 10. <u>**Fractional Shares**</u>. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distribution and have the benefit of all other rights of holders of Series C Preferred Stock.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President this 8th day of August, 2011.

COMPANY:

ALTERNATIVE FUELS AMERICAS, INC.

By: [signature]
Craig Frank, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:46 AM 08/08/2011
FILED 11:31 AM 08/08/2011
SRV 110897548 - 2333685 FILE

CERTIFICATE OF DESIGNATION
OF
SERIES C CONVERTIBLE PREFERRED STOCK

ALTERNATIVE FUELS AMERICAS, INC., a Delaware corporation (the "**Company**"), acting pursuant to Section 151 of the Delaware General Corporation Law, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series C Convertible Preferred Stock (the "**Certificate**").

FIRST: The name of the Company is **Alternative Fuels Americas, Inc.**

SECOND: By unanimous consent of the Board of Directors of the Company dated the 18th day of January, 2010, the following resolutions were duly adopted:

WHEREAS the Company's Certificate of Incorporation, as amended, authorizes Preferred Stock consisting of 10,000.00 shares, par value $.001 per share, issuable from time to time in one or more series; and

WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of Article Fourth of the Company's Certificate of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series;

NOW, THEREFORE, BE IT RESOLVED that pursuant to Article Fourth of the Company's Certificate of Incorporation, as amended, there is hereby established a new series of 100,000 shares of Series C Convertible Preferred Stock of the Company (the "**Series C Preferred Stock**") to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement of Article Four as follows:

Section 1. __**Dividends and Distributions:**__

(a) In connection with any dividends or distributions of capital or profit declared or issued by the Company, each share of issued and outstanding Series C Preferred Stock shall have rights and preferences equal to 433.9297 shares of the issued and outstanding common stock of the Company, par value $.001 per share (the "**Common Stock**"), subject to adjustment as set forth in **Section 1(b)**.

(b) In the event the Company shall at any time declare or pay any dividend or distribution on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate

40793 v_01 \ 124520.0001 1

40898.1 - Ft. Lauderdale, FL

amount of such dividend or distribution to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 2. **Voting Rights:** The holders of shares of Series C Preferred Stock shall have the following voting rights:

(a) Subject to provisions for adjustment set forth in this **Section 2(a)**, each share of Series C Preferred Stock shall entitle the holder thereof to 433.9297 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Certificate of Incorporation, as amended, or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c) Except as set forth herein, or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required. (except to the event they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 3. **Conversion Rights:** The holders of the Series C Preferred Stock shall have conversion rights as follows:

(a) **Right to Convert.** Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into 433.9297 fully paid and non-assessable shares of Common Stock (the "**Conversion Amount**"), subject to adjustment as set forth in **Section 3(c)**.

(b) **Mechanics of Conversion.**

(i) In order to convert shares of Series C Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any

number of the shares represented by such certificate or certificates. If required by the Company, Certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or her or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("**Conversion Date**"). The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to her nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(ii) The Company shall at all times during which the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock.

(iii) If the conversion is in connection with an underwritten offer of securities, registered pursuant to the Securities Act of 1933, as amended, the conversion may at the option of any holder tendering Series C Preferred Stock for conversion be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of the sale of securities.

(iv) The Company shall pay any and all issue taxes and other similar taxes that may be payable by the Company on its issue or delivery of shares of Common Stock on conversion of any shares of Series C Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of or any exchange, conversion or recapitalization of, shares of Common Stock in a name other than that in which the Preferred Stock so converted was registered. No such issue or delivery shall be made unless and until the Person requesting such issue has paid to the company the amount of any such tax, or has established, to the satisfaction of the company, that such tax has been paid.

(v) If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series C Preferred Stock require registration, listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion to the holder immediately prior to conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval.

(vi) All shares of Common Stock which may be issued upon conversion of the shares of Series C Preferred Stock will, upon issuance by the Company, be validly issued, fully paid (to the extent such Series C Preferred Stock was fully paid), non-assessable, and free from all taxes, lien and charges with respect to their issuance due to any act of the Company.

(vii) All certificates of a series of Series C Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Company and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued shares of such series of Series C Preferred Stock of the Company.

(c) **Adjustments to Conversion Amount.** In the event the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment set forth below, equal to 433.9297 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the Conversion Amount shall *be* adjusted by multiplying such Conversion Amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(d) **Certificate as to Adjustments.** Upon the occurrence of each adjustment or readjustment of the Conversion Amount pursuant to this **Section 3(d)**, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Amount then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series C Preferred Stock Certificates, if the same shall reflect the initial or any subsequent conversion price, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

Section 4. Reacquired Shares: Any shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock or Common Stock as the Board of Directors may determine. If reclassified as Preferred Stack, the shares may be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred or any similar stock or as otherwise required by law.

Section 5. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation, dissolution or winding up of the Company the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate distribution amount per share, subject to the provisions for adjustment as set forth herein, equal to $1.00 per share, plus 433.9297 times the aggregate amount to be distributed per share to holders of shares of Common Stock.

(b) The merger or consolidation of the Company into or with another corporation or other entity or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, the sale of all or substantially all the assets of the Company, or a transaction or series of related transactions by the Company in which in excess of fifty percent (50%) of the Company's voting power is transferred, shall be deemed to be a liquidation, dissolution or winding up of the Company.

Section 6. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 433.9297 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event

Section 7. No Redemption. The shares of Series C Preferred Stock shall not be redeemable by the Company.

Section 8. Rank The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equal to the Common Stock and junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series C Preferred Stock, unless the terms of any such series shall provide otherwise.

Section 9. Amendment. At such time as any shares of Series C Preferred Stock are outstanding, the Certificate of Incorporation, as amended of the Company shall not be amended in any manner, whether by reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class. The Company will at all times take such action as may be necessary or appropriate in order to protect the conversion rights and other rights of the holders of the Series C Preferred Stock against impairment.

Section 10. Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distribution and have the benefit of all other rights of holders of Series C Preferred Stock.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President this 8th day of August, 2011.

COMPANY:

ALTERNATIVE FUELS AMERICAS, INC.

By: _______________
Craig Frank, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:05 PM 03/12/2015
FILED 12:02 PM 03/12/2015
SRV 150347500 - 2333685 FILE

CERTIFICATE OF AMENDMENT TO AMENDED CERTIFICATE OF INCORPORATION OF ALTERNATIVE FUELS AMERICAS, INC.

Pursuant to the requirements of Section 242 of the Delaware General Corporation Law (the "**DGCL**"), the undersigned, Craig Frank, hereby certifies that he is the duly elected and acting President of **ALTERNATIVE FUELS AMERICAS, INC.,** a Delaware corporation (the "**Corporation**"), and does hereby make, swear to, adopt and file this Amendment to the Corporation's Amended Certificate of Incorporation.

1. The name under which the Corporation was originally incorporated is Sterling Partners Inc., and the date of filing the original Certificate of Incorporation of the Corporation (the "**Original Certificate**") with the Secretary of State of the State of Delaware is April 22, 1993.

2. The Original Certificate was periodically amended and most recently amended by the filing of an Amended Certificate of Incorporation of the Corporation (the "**Amended Certificate**") with the Secretary of State of the State of Delaware on September 13, 2010 changing the Company's name to Alternative Fuels Americas, Inc.

3. Article I of the Amended Certificate is hereby amended in its entirety to read as follows:

"ARTICLE I. NAME

The name of the Corporation is **KAYA HOLDINGS, INC."**

4. This Amendment was approved by the Directors of the Corporation by written consent on February 20, 2015 and by the holders of a majority of the issued and outstanding shares of voting capital stock of the Corporation by written consent on February 20, 2015.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has signed this Amendment to the Amended Certificate of Incorporation this 20th day of February, 2015.

ALTERNATIVE FUELS AMERICAS, INC.

By: [signature]
Craig Frank, President

CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
OF
KAYA HOLDINGS, INC.

Pursuant to the requirements of Section 242 of the Delaware General Corporation Law, the undersigned, Craig Frank, hereby certifies that he is the duly elected and acting President of **KAYA HOLDINGS, INC.**, a Delaware corporation (the "**Corporation**"), and does hereby make, adopt and file this Certificate of Amendment to Certificate of Incorporation on behalf of the Corporation:

1. By the written consent of all the members of the Board of Directors of the Corporation and the holders of capital stock having a majority of the issued and outstanding voting rights of the Corporation dated February 27, 2017, the Corporation adopted resolutions approving the amendments set forth below.

2. Article IV of the Certificate of Incorporation is hereby amended to add the following paragraph to said Article IV which shall replace and supersede any prior language referencing the number of authorized shares of common stock of the Corporation:

> "The number of shares of common stock which the Corporation shall have the authority to issue shall be five hundred million (500,000,000) shares, par value $0.0001."

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has signed this Certificate of Amendment to the Certificate of Incorporation this 27th day of February, 2017.

KAYA HOLDINGS, INC.

By: ______________________
Craig Frank, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:37 PM 03/13/2017
FILED 04:37 PM 03/13/2017
SR 20171746695 - File Number 2333685

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:24 PM 06/16/2020
FILED 04:24 PM 06/16/2020
SR 20205730221 - File Number 2333685

AMENDMENT TO CERTIFICATE OF INCORPORATION
OF
KAYA HOLDINGS, INC.

Pursuant to the requirements of Sections 242 of the Delaware Business Corporation Act (the **"DGCL"**), the undersigned, Craig Frank, hereby certifies that he is the duly elected and acting President and Chief Executive Officer of **KAYA HOLDINGS, INC.**, a Delaware corporation (the **"Corporation"**), and does hereby make, swear to, adopt and file this Amendment to the Company's Certificate of Incorporation.

1. The name under which the Corporation was originally incorporated is Sterling Partners Inc., and the date of filing the original Certificate of Incorporation of the Corporation (the "**Original Certificate**") with the Secretary of State of the State of Delaware is April 22, 1993.

2. The Original Certificate was periodically amended and most recently amended by the filing of an Amendment to the Certificate of Incorporation of the Corporation (the "**Amended Certificate**") with the Secretary of State of the State of Delaware on March 13, 2017, increasing the number of shares of Common Stock which the Corporation is authorized to issue from 250,000,000 shares to 500,000,000 shares.

3. **Article IV** of the Amended Certificate is hereby amended in its entirety to read as follows:

"ARTICLE IV
CAPITALIZATION

A. <u>Classes of Stock.</u> The Corporation is authorized to issue 510,000,000 shares of capital stock, $0.0001 par value, of which 500,000,000 shares shall be designated as Common Stock (the **"Common Stock"**) and 10,000,000 shares shall be designated as Preferred Stock (the **"Preferred Stock"**).

B. Provisions Relating to the Common Stock Generally.

1. Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors (the **"Board"**) authorizing the issuance of any class or series of Preferred Stock, as provided below, all rights to vote and all voting power shall be vested exclusively in the holders of Common Stock.

2. Subject to the rights of the holders of the Preferred Stock, the holders of Common Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available for such purpose, dividends payable in cash, stock or otherwise.

3. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled (if any) or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests to the exclusion of the holders of the Preferred Stock.

C. **Provisions Relating to the Preferred Stock Generally.**

1. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, preferences, qualifications, limitations, rights and restrictions as are stated and expressed in this Amended and Restated Certificate of Incorporation and in the resolution or resolutions providing for the issuance of such class or series adopted by the Board as prescribed in **Section C.2** of this **Article IV**.

2. Authority is hereby expressly granted to and vested in the Board to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock, and, with respect to each class or series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance of the class or series the following:

(a) whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

(b) the number of shares to constitute the class or series and the designations of the class or series;

(c) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions, if any, with respect to any class or series;

(d) whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

(e) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds shall be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(f) the dividend rate, if any, whether any such dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when any such dividends are payable, the preference to or the relation to the payment of the dividends payable on any other class or series of stock, whether or not such dividends shall be cumulative or non-cumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g) the preferences, if any, and the amounts which the holders of any class or series shall be entitled to receive upon the voluntary or involuntary dissolution of or upon any distribution of the assets of the Corporation;

(h) whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price, ratio or rate at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) such other special rights and protective provisions with respect to any class or series as the Board may deem advisable and in the best interest of the Corporation.

The shares of each class or series of Preferred Stock may vary from the shares of any other class or series in any or all of the foregoing respects. The Board may increase the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of Preferred Stock not designated for any other class or series. The Board may decrease the number of shares of Preferred Stock designated for any class or series by a resolution, subtracting from such series unissued shares of Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

D. **Provisions Relating to the Common Stock and Preferred Stock Generally.**

1. Except as may be provided by the resolutions of the Board authorizing the issuance of any class or series of Preferred Stock, as provided above, cumulative voting by any stockholder is hereby expressly denied.

2. No stockholder of this Corporation shall have, by reason of its holding shares of any class or series of stock of the Corporation, any preemptive or preferential rights to purchase or subscribe for any other shares of any class or series of this Corporation now or hereafter authorized and any other equity securities, or any notes, debentures, warrants, bonds, or other securities convertible into, or options or warrants to purchase shares of, any class or series, now or hereafter authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities, would adversely affect the dividend or voting rights of such stockholder."

4. This Amendment was approved by the Directors of the Corporation and by the holders of a majority of the issued and outstanding shares of voting capital stock of the Corporation.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has signed this Amendment to the Certificate of Incorporation this 12th day of June, 2020.

KAYA HOLDINGS, INC.

By: ______________________
Craig Frank, President and Chief Executive Officer

KAYA HOLDINGS, INC.
CERTIFICATE OF DESIGNATION
OF
SERIES C CONVERTIBLE PREFERRED STOCK

KAYA HOLDINGS, INC., a Delaware corporation (the "**Corporation**"), acting pursuant to Section 151 of the Delaware General Corporation Law, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of Series C Convertible Preferred Stock (the "**Certificate**").

FIRST: The name of the Corporation is Kaya Holdings, Inc.

SECOND: By unanimous consent of the Board of Directors of the Company, the following resolutions were duly adopted:

> **WHEREAS**, the Company's Certificate of Incorporation, as amended, authorizes Preferred Stock consisting of 10,000,000 shares, par value $0.0001 per share, issuable from time to time in one or more series; and
>
> **WHEREAS**, the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of **Article IV** of the Company's Certificate of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and
>
> **WHEREAS**, it is the desire of the Board of Directors to establish and fix the number of shares m be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series;
>
> **NOW, THEREFORE BE IT RESOLVED**, that pursuant to **Article IV** of the Company's Certificate of Incorporation, as amended. there is hereby established a new series of 100,000 shares of Series C Convertible Preferred Stock of the Company (the "**Series C Preferred Stock**") to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement to **Article IV** as follows:

1. **Dividends and Distributions**.

(a) In connection with any dividends or distributions of capital or profit declared or issued by the Company, each share of issued and outstanding Series C Preferred Stock shall have rights and preferences equal to 433.9297 shares of the issued and outstanding common stock of the Company, par value $.001 per share (the "**Common Stock**"), subject to adjustment as set forth in Section 1(b).

(b) In the event the Company shall at any time declare or pay any dividend or distribution on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:27 PM 06/16/2020
FILED 04:27 PM 06/16/2020

of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount of such dividend or distribution to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

2. **Voting Rights.** The holders of shares of Series C Preferred Stock shall have the following voting rights:

(a) Subject to provisions for adjustment set forth in this **Section 2(a)**, each share of Series C Preferred Stock shall entitle the holder thereof to 433.9297 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in the Certificate of Incorporation, as amended, or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock and other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company,

(c) Except as set forth herein, or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required, (except to the event they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

3. **Conversion Rights.** The holders of the Series Conversion Rights: The holders of the Series C Preferred Stock shall have conversion rights as follows:

(a) **Right to Convert.** Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into 433.9297 fully paid and non-assessable shares of Common Stock (the **"Conversion Amount"**), subject to adjustment as set forth in **Section 3(c).**

(b) **Mechanics of Conversion.**

(i) In order to convert shares of Series C Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates, if required by the Company, Certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or her or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date (**"Conversion Date"**), The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to her

nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(ii) The Company shall at all times during which the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock.

(iii) If the conversion is in connection with an underwritten offer of securities, registered pursuant to the Securities Act of 1933, as amended, the conversion may at the option of any holder tendering Series C Preferred Stock for conversion be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of the sale of securities.

(iv) The Company shall pay any and all issue taxes and other similar taxes. that may be payable by the Company on its issue or delivery of shares of Common Stock on conversion of any shares of Series C Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of or any exchange, conversion or recapitalization of, shares of Common Stock in a name other than that in which the Preferred Stock so converted was registered. No such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

(v) If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series C Preferred Stock require registration, listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion to the holder immediately prior to conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval.

(vi) All shares of Common Stock which may be issued upon conversion of the shares of Series C Preferred Stock will, upon issuance by the Company, be validly issued, fully paid (to the extent such Series C Preferred Stock was fully paid), non-assessable, and free from ail (axes, lien and charges with respect to their issuance due to any act of the Company.

(vii) All certificates of a series of Series C Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Company and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued shares of such series of Series C Preferred Stock of the Company.

(c) **Adjustments to Conversion Amount.** In the event the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are

exchanged for or changed into other stock securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shah at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment set forth below, equal to 433.9297 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, split, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the Conversion Amount shall be adjusted by multiplying such Conversion Amount by a fraction, the numerator oi which is the number of shares of Common Stock outstanding immediately after such event the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(d) **Certificate as to Adjustments.** Upon the occurrence of each adjustment or readjustment of the Conversion Amount pursuant to this **Section 3(d)**, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records. The Company shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments; (ii) the Conversion Amount then in effect; and (iii) the number of shares of Common Stock and tire amount, if any, of other property which then would be received upon the conversion of Series C Preferred Stock, Despite such adjustment or readjustment, the form of each or all Series C Preferred Stock Certificates, if the same shall reflect the initial or any subsequent conversion price, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

4. **Reacquired Shares.** Any Shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock or Common Stock as the Board of Directors may determine. If reclassified as Preferred Stock, the shares may be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, as amended or in any other Certificate of Designation creating a series of Preferred or any similar stock or as otherwise required by law,

5. **Liquidation, Dissolution or Winding Up.**

(a) Upon any liquidation, dissolution or winding up of the Company the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate distribution amount per share, subject to the provisions for adjustment as set forth herein, equal to SI .00 per share, plus 433.9297 times the aggregate amount to be distributed per share to holders of shares of Common Stock.

(b) The merger or consolidation of the Company into or with another corporation or other entity or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, the sale of all or substantially all the assets of the Company, or a transaction or series of related transactions by the Company in which in excess of fifty percent (50%) of the Company's voting power is transferred, shall be deemed to be a liquidation, dissolution or winding up of the Company.

6. **Consolidation, Merger, etc.** Notwithstanding anything to the contrary contained herein, in case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock securities, cash and/or any other

property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 433.9297 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series € Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. **No Redemption.** The shares of Series C Preferred Stock shall not be redeemable by the Company.

8. **Rank.** The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equal to the Common Stock and junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series C Preferred Stock, unless the terms of any such series shall provide otherwise.

9. **Amendment**. At such time as any shares of Series C Preferred Stock are outstanding, the Certificate of Incorporation, as amended of the Company shall not be amended in any manner, whether by reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting as a separate class. The Company will at all times take such action as may be necessary or appropriate in order to protect the conversion rights and other rights of the holders of the Series C Preferred Stock against impairment.

10. **Fractional Shares.** Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distribution and have the benefit of all other rights of holders of Series C Preferred Stock.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President and Chief Executive Officer this 12th day of June, 2020.

KAYA HOLDINGS, INC.

By: ______________________________
Craig Frank, President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:23 PM 12/09/2020
FILED 01:23 PM 12/09/2020
SR 20208601194 - File Number 2333685

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
KAYA HOLDINGS, INC.

Pursuant to the requirements of Section 242 of the Delaware General Corporation Law, the undersigned, Craig Frank, hereby certifies that he is the duly elected and acting President of **KAYA HOLDINGS, INC.**, a Delaware corporation (the "**Corporation**"), and does hereby make, adopt and file this Certificate of Amendment to Certificate of Incorporation on behalf of the Corporation:

1. By the written consent of all the members of the Board of Directors of the Corporation and the holders of capital stock having a majority of the issued and outstanding voting rights of the Corporation dated August 26, 2020, the Corporation adopted resolutions approving the amendment set forth below.

2. **Article IV** of the Corporation's Certificate of Incorporation is hereby amended by adding the following language:

> "Each share of common stock of the Corporation issued and outstanding as of the record date set by the Corporation will be subject to a 1-for-15 reverse stock split, with all fractional shares being rounded up to the nearest whole share. The par value of the shares of common stock will remain $0.0001. The reverse stock split (a) will not change the number of authorized shares of common stock or preferred stock; and (b) shall become effective upon receipt of FINRA approval of the corporate action."

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has signed this Certificate of Amendment to the Certificate of Incorporation this 9th day of December, 2020.

KAYA HOLDINGS, INC.

By: /s/ Craig Frank
Craig Frank, President

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "KAYA HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF DECEMBER, A.D. 2021, AT 9:04 O`CLOCK A.M.

Jeffrey W. Bullock, Secretary of State

2333685 8100
SR# 20220563502

Authentication: 202689194
Date: 02-17-22

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:04 AM 12/29/2021
FILED 09:04 AM 12/29/2021
SR 20214245592 - File Number 2333685

KAYA HOLDINGS, INC.
CERTIFICATE OF DESIGNATION
OF
SERIES D CONVERTIBLE PREFERRED STOCK

KAYA HOLDINGS, INC., a Delaware corporation (the **"Corporation"**), acting pursuant to Section 151 of the Delaware General Corporation Law, does hereby submit the following Certificate of Designation of Series and Determination of Rights, Preferences, Powers, Restrictions and Limitations of Series D Convertible Preferred Stock (the **"Certificate"**).

FIRST: The name of the Corporation is Kaya Holdings, Inc.

SECOND: At a duly called and held meeting of the Board of Directors of the Company, the following resolutions were adopted:

> **WHEREAS**, the Company's Certificate of Incorporation, as amended, authorizes Preferred Stock consisting of 10,000,000 shares, par value $0.0001 per share, issuable from time to time in one or more series; and
>
> **WHEREAS**, the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of **Article IV** of the Company's Certificate of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and
>
> **WHEREAS**, it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series;
>
> **NOW, THEREFORE BE IT RESOLVED**, that pursuant to **Article IV** of the Company's Certificate of Incorporation, as amended. there is hereby established a new series of 40 shares of Series D Convertible Preferred Stock of the Company (the **"Series D Preferred Stock"**) to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement to **Article IV** as follows:

1. **<u>Dividends and Distributions</u>.** In connection with any dividends or distributions of capital or profit declared or issued by the Company, each share of issued and outstanding

Series D Preferred Stock shall have rights and preferences equal to one percent (1%) of the Company's Fully Diluted Capitalization as of the record date for any such dividend or distribution. As used in this Certificate of Designation, **"Fully Diluted Capitalization"** means the number of issued and outstanding shares of the Company's common stock, $.0001 par value (the **"Common Stock"**), assuming the conversion or exercise of all of the Company's outstanding convertible or exercisable securities, including shares of convertible preferred stock and all outstanding vested or unvested options or warrants to purchase the Common Stock, but excluding debt securities convertible into the Common Stock.

2. **Voting Rights.** The holders of shares of Series D Preferred Stock shall have the following voting rights:

(a) Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share on all matters submitted to a vote of the stockholders of the Company as equal the number of shares of the Common Stock into which the share of Series D Preferred Stock is convertible in accordance with **Section 3** hereof as of the record date for such vote.

(b) Except as otherwise provided herein, in the Certificate of Incorporation, as amended, or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company,

(c) Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required, (except to the event they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

3. **Conversion Rights.** The holders of the Series Conversion Rights: The holders of the Series D Preferred Stock shall have conversion rights as follows:

(a) **Right to Convert.** Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into one percent (1%) of the Company's Fully Diluted Capitalization as of the Conversion Date (as hereinafter defined).

(b) **Mechanics of Conversion.**

(i) In order to convert shares of Series D Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series D Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates, if required by the Company, Certificates surrendered for conversion

shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his, her or its attorney-in-fact duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date (**"Conversion Date"**), The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to her nominees, a certificate or certificates for the number of shares of the Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

(ii) The Company shall at all times during which the Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock.

(iii) The Company shall pay any and all issue taxes and other similar taxes. that may be payable by the Company on its issue or delivery of shares of Common Stock on conversion of any shares of Series D Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of or any exchange, conversion or recapitalization of shares of the Common Stock in a name other than that in which the Series D Preferred Stock so converted was registered. No such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

(iv) If any shares of the Common Stock to be reserved for the purpose of conversion of shares of Series D Preferred Stock require registration, listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered upon conversion to the holder immediately prior to conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration, listing or approval.

(v) All shares of the Common Stock which may be issued upon conversion of the shares of Series D Preferred Stock will, upon issuance by the Company, be validly issued, fully paid, non-

assessable, and free from all taxes, lien and charges with respect to their issuance due to any act of the Company.

(vii) All certificates of a series of Series D Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Company and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued shares of such series of Series D Preferred Stock of the Company.

4. **Reacquired Shares.** Any Shares of Series D Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock or Common Stock as the Board of Directors may determine. If reclassified as Preferred Stock, the shares may be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, as amended or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law,

5. **Liquidation, Dissolution or Winding Up.**

(a) Upon any liquidation, dissolution or winding up of the Company the holders of shares of Series D Preferred Stock shall be entitled to receive an aggregate distribution amount per share equal the distribution that would be payable to the holder if the Series D Preferred Stock were converted in accordance with **Section 3** hereof as of the record date for such distribution.

(b) The merger or consolidation of the Company into or with another corporation or other entity or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, the sale of all or substantially all the assets of the Company, or a transaction or series of related transactions by the Company in which in excess of fifty percent (50%) of the Company's voting power is transferred, shall be deemed to be a liquidation, dissolution or winding up of the Company.

6. **Consolidation, Merger, etc.** Notwithstanding anything to the contrary contained herein, in case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, assuming that the Series D Preferred Stock was converted into the Common Stock in accordance with **Section 3** hereof as of the effective date of such transaction

7. **No Redemption.** The shares of Series D Preferred Stock shall not be redeemable by the Company.

8. **Rank.** The Series D Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equal to the Common Stock and junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series D Preferred Stock, unless the terms of any such series shall provide otherwise.

9. **Amendment**. At such time as any shares of Series D Preferred Stock are outstanding, the Certificate of Incorporation of the Company, as amended, shall not be further amended in any manner, whether by reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without affirmative vote of the holders of at least a majority of the outstanding shares of Series D Preferred Stock, voting as a separate class. The Company will at all times take such action as may be necessary or appropriate in order to protect the conversion rights and other rights of the holders of the Series D Preferred Stock against impairment.

10. **Fractional Shares.** Series D Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distribution and have the benefit of all other rights of holders of Series D Preferred Stock.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President and Chief Executive Officer this 27th day of December, 2021.

KAYA HOLDINGS, INC.

By: ______________________________
Craig Frank, President and Chief Executive Officer

AMENDMENT TO CERTIFICATE OF INCORPORATION
OF
KAYA HOLDINGS, INC.

Pursuant to the requirements of Sections 242 of the Delaware Business Corporation Act (the "**DGCL**"), the undersigned, Craig Frank, hereby certifies that he is the duly elected and acting Chief Executive Officer and President of **KAYA HOLDINGS, INC.**, a Delaware corporation (the "**Corporation**"), and does hereby make, swear to, adopt and file this Amendment to the Corporation's Certificate of Incorporation.

1. The name of under which the Corporation was originally incorporated is Sterling Partners, Inc. and the date of filing the original Certificate of Incorporation (the "**Original Certificate**") with the Secretary of State of the State of Delaware is April 22, 1993.

2. The Original Certificate was periodically amended and most recently amended by the filing of a Certificate of Designation of Series D Convertible Preferred Stock with the Secretary of State of the State of Delaware on December 29, 2021 (the Original Certificate, as so amended, being the "**Amended Certificate**").

3. **Paragraph A** of **Article IV** of the Amended Certificate is hereby further amended in its entirety to read as follows:

"ARTICLE IV
CAPITALIZATION

A. **Classes of Stock**. The Corporation is authorized to issue 1,510,000,000 shares of capital stock, $0.0001 par value, of which 1,500,000,000 shares shall be designated as Common Stock (the "**Common Stock**") and 10,000,000 shares shall be designated as Preferred Stock (the "**Preferred Stock**")."

4. This Amendment was approved by the Directors of the Corporation and by the holders of issued and outstanding shares of capital stock of the Corporation having a majority of voting power of the issued and outstanding shares of capital stock of the Corporation.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer and President of the Corporation, has signed this amendment to the Certificate of Incorporation this 20 of August, 2024.

KAYA HOLDINGS, INC.

By: ______________________
Craig Frank, Chief Executive Officer and President

145593001.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:12 PM 08/20/2024
FILED 01:12 PM 08/20/2024
SR 20243464223 - File Number 2333685